Exhibit 99.1

1 TM NASDAQ: PAVM Lishan Aklog, MD Chairman and CEO APR 2017

2 Disclaimers This presentation contains certain forward - looking statements that involve risks and uncertainties. ▪ Actual results and events may differ significantly from results and events discussed in forward - looking statements. ▪ Factors that might cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” in our Annual Report on Form 10 - K and subsequent Quarterly Reports on Form 10 - Q filed with the Securities and Exchange Commission . ▪ We undertake no obligation to update publicly any forward - looking statements to reflect new information, events, or circumstances after the date they were made. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities , nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. PAVmed has not yet sought nor received clearance from the FDA or any other regulatory agency for any of the products described in this presentation. www.pavmed.com info@pavmed.com

3 Who are we? Nasdaq - Listed: PAVM High - Margin, High - Impact Single - Use Interventional Products Broad Spectrum of Clinical Conditions and Specialty Call Points Multi - Product Medical Device Company

4 PAVmed Highlights PROVEN LEADERSHIP TEAM Established Entrepreneurs with Deep Clinical and Industry Experience Strong Track Record of Value Creation UNIQUE PROVEN BUSINESS MODEL Capital Efficiency Speed to Market EXPANDING PIPELINE Innovative Products Addressing Unmet Clinical Needs Total Addressable Market >$4B NEAR - TERM VALUE CREATION MILESTONES Two products targeted for 2017 commercialization

5 PAVmed’s Leadership Team

6 PAVmed’s History 2008 - 2013 2015 2016 NASDAQ IPO COMPLETED FIRST FDA 510K SUBMISSION PAVMED FOUNDED SIXTH PRODUCT LICENSED FROM ACADEMIC CONSORTIUM 2014 R&D OF FIVE LEAD PRODUCTS INITIATED

7 Lead products * PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products. Caldus Disposable Tissue Ablation Devices PortIO Implantable Vascular Access Device CarpX Percutaneous Carpal Tunnel Device NextCath Self - Anchoring Short - Term Catheters DisappEAR Resorbable Antibiotic - Eluting Ear Tubes NextFlo Highly Accurate Infusion System

8 The PAVmed Business Model

9 Record of capital efficiency and speed to market 60months 23 months 0 12 24 36 48 60 Typical Company PAVmed Model Months $31 million $3 million $0 $10,000,000 $20,000,000 $30,000,000 Typical Company PAVmed Model Dollars * Typical Company data from Markower, et al. FDA Impact on US Medical Technology Innovation 2010 TIME AND CAPITAL TO FDA CLEARANCE

10 High Margin Product Attractive Market Project selection criteria Commercial Opportunity Unmet Clinical Need Regulatory Profile Reimbursement Profile Technology Profile

11 Key business processes Light Infrastructure Low Fixed Costs Flexible Commercialization Strategy Regulatory Strategy Parallel Development Processes Outsourced Best - in - class Process Experts Capital Efficiency Speed To Market

12 Multi - product strategy Risk Mitigation Non - binary Success Enhanced Value Creation Economies Of Scale Flexible, Dynamic Allocation Of Resources

13 Accelerate Revenue Growth Flexible commercialization strategy DIRECT SALES FORCE Call - point specific INDEPENDENT DISTRIBUTOR NETWORK Call - point specific REGULATORY CLEARANCE CORPORATE PARTNER Sales and Distribution Agreement CORPORATE PARTNER Licensing agreement Acquisition of product Initiate Commercialization Remain Opportunistic To Maximize Value Creation

14 Lead Product Development Pipeline

Lead Product Pipeline

PRODUCT	ADDRESSABLE MARKET		REGULATORY PATH	COMMERCIALIZATION	
				INITIAL CHANNEL	TARGET DATE
PortIO Implantable Intraosseous Vascular Access Devices	Vascular Access Ports/ Emergency Intraosseous Access	$500M/$125M	510(k)	Independent Distributors	Q2 2017
CarpX Percutaneous Device to Treat Carpal Tunnel Syndrome	Carpal Tunnel Syndrome	$1B	510(k)	Independent Distributors	Q4 2017
NextCath Self-Anchoring Short-Term Catheters	Percutaneous Interventional Radiology Drainage Catheters	$200M	510(k)	Corporate Distribution Agreement	Q1 2018
DisappEAR Antibiotic-eluting Resorbable Ear Tubes	Pediatric Ear Tubes	$300M	510(k)	Independent Distributors	Q3 2018
NextFlo Highly Accurate Disposable Infusion System	Inpatient Infusion Sets/ Disposable Infusion Pumps	$500M/$1B	510(k)	Corporate Distribution Agreement	Q2 2018
Caldus Disposable Tissue Ablation Devices	Fistulae	$300M	510(k)	Independent Distributors	Q3 2018
	Renal Denervation	$1B	CE Mark / Emerging Markets	Independent Distributors	Q1 2019

PAVmed

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

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16 PortIO Implantable Intraosseous Vascular Access Devices

Vascular Access Devices

<table>
<tr><th colspan="3">Long-term</th><th colspan="2">Short-term</th></tr>
<tr><td colspan="3">Week to Months</td><td colspan="2">Days to Week</td></tr>
<tr><td colspan="3">Chemotherapy, antibiotics, intravenous nutrition, biologics and other medications</td><td colspan="2">Acute in-hospital infusions, emergency, trauma</td></tr>
<tr><td>Implantable Ports (“Port-a-Cath”)</td><td>Tunneled Central Venous Catheter</td><td>Peripherally Inserted Central Catheter (PICC)</td><td>Central Venous Catheter (CVC)</td><td>Acute Intraosseous Device</td></tr>
<tr><td></td><td></td><td></td><td></td><td></td></tr>
</table>

MARKET OPPORTUNITY

- ~7 million central vascular access devices (US)
- Implantable Ports
  - ~400-500,000 implantable ports (US)
  - ~$500M addressable market annually (US)
- Emergency Intraosseous Devices
  - ~$130M addressable market annually (US)

PAVmed
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Vascular Access Devices

Unmet Clinical Need – Current Device Limitations

Limitations driven by intravascular component, 25% overall complication rate

Occlusion



- Up to 35% incidence of device occlusion
- More serious complications (thrombosis, embolism)
- Requires clot-busting medications or a repeat procedure

Infection



- Up to 10% incidence of infections
- Half are life-threatening bloodstream infections
- Chemotherapy patient especially high-risk

Poor Veins



- >10% with inaccessible scarred central veins
- Kidney failure patients on dialysis
- Prior chemotherapy or other need for access
- Patients with pacemaker and defibrillators leads

Resource Utilization



- Surgical insertion and removal
- Radiographic confirmation of tip placement
- Maintenance including regular flushes
- Infections are costly CMS "Never Events"

PAVmed

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19 Infusion directly into the bone marrow cavity ▪ Rapid, direct drainage into central venous circulation Well established over decades ▪ Trauma, esp. military ▪ Pediatric emergency setting Bioequivalent to intravenous infusion Low complication rates Expanding non - emergency use Intraosseous Vascular Access * PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

PortIO – The PAVmed Solution

Implantable Intraosseous Port

NO INTRAVASCULAR COMPONENT

- Subcutaneous, implantable intraosseous vascular access
- Self-tapping/drilling hollow bone screw, septum, body with internal conical needle guide but no reservoir,
- Implanted into cortical bone over a guide through a small skin incision
- Infusion needle inserted through skin, septum and channel – directly accessing bone marrow cavity







Target commercialization – End of Q2 2017

Initial targets – emergent vascular access and poor venous access patients

*PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

PAVmed
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21 PortIO – The PAVmed Solution Target commercialization – Q2 2017 Initial targets – emergent vascular access and poor venous access patients Fewer Complications Less Invasive Fewer occlusions Potential for fewer, less serious infections Simple, near - percutaneous insertion and removal More Cost Effective More Versatile No need for regular flush No radiographic confirmation Shift procedures out of OR to less expensive locale Rapid, predictable, repeatable Near limitless number of potential access sites critical in patients those with poor veins * PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

22 CarpX Percutaneous Device to Treat Carpal Tunnel Syndrome

23 Carpal Tunnel Syndrome C LINICAL O VERVIEW >3M office visits per year Over 600,000 U.S. procedures annually ▪ Additional up to 1.5 million with symptoms who “suffer in silence” Most common cumulative trauma disorder Half of all occupational injuries in the U.S. over $20 billion in annual workers’ compensation costs Inflammation and scarring of transverse carpal ligament ▪ Entrapment of the median nerve ▪ Hand pain, numbness and weakness

Carpal Tunnel Syndrome

Market Opportunity

- Estimated $1 billion immediately addressable market
- Not considering ~1.5M patients/year who choose to defer surgery but might consider percutaneous approach ("silent sufferers")

Unmet Clinical Need – Current Limitations

Traditional Surgery is Invasive		Endoscopic Surgery is Less Effective	
	Up to 2 inch incision Open surgical procedure performed in an operating room Post-operative pain At least 3-4 month recovery		Remains a surgical procedure performed in an operating room Higher recurrence rate Higher reoperation rate Increased nerve injury Higher costs

PAVmed

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25 CarpX – The PAVmed Solution Target commercialization – Q4 2017 PERCUTANEOUS DEVICE TO TREAT C ARPAL T UNNEL S YNDROME NO SURGICAL INCISION * PAVmed has not yet received clearance from the FDA or any other regulatory agency for any of these products.

26 CarpX in Action

27 CarpX in Action

28 CarpX in Action

29 CarpX in Action

Product Pipeline Roadmap



Q4-2016
PortIO FDA 510(k) Submission
Q1-2017
PortIO Expanded Indication FDA IDE Submission
Q2-2017
PortIO FDA 510(k) Clearance
Q3-2017
CarpX FDA 510(k) Submission
Q4-2017
CarpX FDA 510(k) Clearance & Commercialization
NextCath FDA 510(k) Submission
2018
PortIO Expanded Indication FDA Clearance & Commercialization
NextCath FDA 510(k) Clearance & Commercialization
Caldus Fistulae FDA 510(k) Submission, Clearance & Commercialization
Caldus Renal Denervation CE Mark Submission
NextFlo FDA 510(k) Submission, Clearance & Commercialization
DisappEAR FDA 510(k) Submission, Clearance & Commercialization
2017
2018

31 Growth Strategy Advance lead products to commercialization ▪ PortIO, CarpX, DisappEAR, NextFlo, NextCath and Caldus, ▪ Prepare commercialization infrastructure for initial products Expand product pipeline ▪ Ongoing discussions with innovative clinicians and academic medical centers ▪ Advancing conceptual phase projects through patent submission and early testing Explore synergistic acquisition targets

32 Financing and Capital Markets Activities Convertible Preferred Offering ▪ $3 Million Private Placement ▪ 1 Unit @ $6.00 = 1 Share Preferred Stock + 1 Series A Warrant ▪ 2 Closings to date for $2.5 Million ▪ Recent S - 1 registering derivative securities Exchange Offering ▪ Announced in February 23 press release ▪ Structured to reward existing shareholders and provide incentives for long - term ownership ▪ 1 Share of Common Stock may be exchanged for... 1 Unit = 1 Share of Common Stock + 1 Series X Warrant exercisable at $6.00 ▪ No cash or other consideration required to participate

33 New Chief Financial Officer Executive VP and CFO Medical Device Industry Veteran 30 years of corporate finance experience PhotoMedex (Nasdaq: PHMD) ▪ President and CFO ▪ CEO ▪ CFO/VP Finance and Administration AnswerThink Consulting Group (Nasdaq: ANSR) ▪ Think New Ideas (Nasdaq: THNK) CFO ▪ TriSpan – CFO/EVP Arthur Anderson ▪ CPA LaSalle University ▪ B.S. Accounting Board Member ▪ DarioHealth (Nasdaq: DRIO) ▪ Noninvasive Medical Technologies ▪ Cagent Vascular DENNIS M. MCGRATH

34 PAVmed Highlights PROVEN LEADERSHIP TEAM Established Entrepreneurs with Deep Clinical and Industry Experience Strong Track Record of Value Creation UNIQUE PROVEN BUSINESS MODEL Capital Efficiency Speed to Market EXPANDING PIPELINE Innovative Products Addressing Unmet Clinical Needs Total Addressable Market >$4B NEAR - TERM VALUE CREATION MILESTONES Two products targeted for 2017 commercialization